Registration No. 33-17423
                                                               File No. 811-5339
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                  --------------------------------------------
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                         Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 18 |X|

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                              Amendment No. 19 |X|
                        (Check appropriate box or boxes.)

                              CONCORDE FUNDS, INC.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       1500 Three Lincoln Centre
           5430 LBJ Freeway
             Dallas, Texas                                  75240
     -----------------------------                          -----
(Address of Principal Executive Offices)                  (Zip Code)

                                 (972) 387-8258
              (Registrant's Telephone Number, including Area Code)

          Gary B. Wood, Ph.D.
    Concorde Financial Corporation                            Copy to:
(d/b/a Concorde Investment Management)                    Richard L. Teigen
       1500 Three Lincoln Centre                           Foley & Lardner
           5430 LBJ Freeway                           777 East Wisconsin Avenue
          Dallas, Texas 75240                        Milwaukee, Wisconsin 53202
---------------------------------------              --------------------------
(Name and Address of Agent for Service)
                        ---------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)

|X|      on January 31, 2002 pursuant to paragraph (b)

[ ]      60 days after filing pursuant to paragraph (a) (1)

[ ]      on (date) pursuant to paragraph (a) (1)

[ ]      75 days after filing pursuant to paragraph (a) (2)

[ ]      on (date) pursuant to paragraph (a) (2) of Rule 485

If applicable, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PROSPECTUS                                                      JANUARY 31, 2002


                             [CONCORDE FUNDS LOGO]

                        A MESSAGE FROM THE PRESIDENT OF
                         CONCORDE INVESTMENT MANAGEMENT

    Concorde Investment Management, the investment advisor for Concorde Funds, Inc., serves as investment advisor and financial counselor to individuals, trusts, and qualified plans. In managing assets, including the assets of Concorde Value Fund and Concorde Income Fund, we always look for an appropriate balance between risk and return.

    CONCORDE VALUE FUND. In managing equity investments, we believe the best investment policy is to buy stocks of companies for less than the per share price that a knowledgeable investor would pay for the entire company. We are prepared to hold these stocks for the long-term irrespective of what the popular opinion is of their value or the value of the overall stock market.

    CONCORDE INCOME FUND. In managing a diversified income-oriented portfolio, we primarily look for current income, but will take advantage of opportunities for capital appreciation and growth of investment income. We do this by investing in both traditional income-producing securities, such as U.S. government securities and investment grade debt securities, and in dividend paying common or preferred stocks.

    We at Concorde Investment Management pledge our commitment to the highest possible standard of professional performance for the benefit of investors in Concorde Value Fund and Concorde Income Fund.

                                       Sincerely

                                       /s/ GARY B. WOOD
                                       Gary B. Wood, Ph.D.
                                       President

--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                              CONCORDE FUNDS, INC.

                           1500 Three Lincoln Centre
                                5430 LBJ Freeway
                              Dallas, Texas 75240
                                 (972) 387-8258

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
CONCORDE VALUE FUND.........................................     3
  Main Goal.................................................     3
  Principal Investment Strategies...........................     3
  Main Investment Risks.....................................     3
  Bar Chart and Performance Table...........................     4
  Fees and Expenses.........................................     5
  Example...................................................     5
CONCORDE INCOME FUND........................................     6
  Main Goal.................................................     6
  Principal Investment Strategies...........................     6
  Main Investment Risks.....................................     6
  Bar Chart and Performance Table...........................     7
  Fees and Expenses.........................................     8
  Example...................................................     8
OTHER INVESTMENT PRACTICES AND RISKS........................     9
  Investment Objectives.....................................     9
  Portfolio Turnover........................................     9
  Temporary Defensive Positions.............................     9
MANAGEMENT..................................................     9
THE FUNDS' SHARE PRICE......................................    10
PURCHASING SHARES...........................................    10
  How to Purchase Shares from the FUNDS.....................    10
  Purchasing Shares from Broker-dealers, Financial
     Institutions and Others................................    11
  Other Information about Purchasing Shares of the FUNDS....    12
REDEEMING SHARES............................................    12
  How to Redeem (Sell) Shares by Mail.......................    12
  How to Redeem (Sell) Shares by Telephone..................    13
  How to Redeem (Sell) Shares through Servicing Agents......    13
  Redemption Price..........................................    13
  Payment of Redemption Proceeds............................    13
  Other Redemption Considerations...........................    14
EXCHANGING SHARES...........................................    15
  How to Exchange Shares....................................    15
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................    15
FINANCIAL HIGHLIGHTS........................................    15

CONCORDE VALUE FUND

MAIN GOAL

     Concorde Value Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

     The VALUE FUND attempts to reduce risk by investing mainly (80% or more) in undervalued common stocks. The VALUE FUND believes a common stock is undervalued if the market value of the outstanding common stock is less than the intrinsic value of the company issuing the common stock. Intrinsic value is the value that a knowledgeable private investor would place on the entire company. The VALUE FUND considers many factors in determining whether a common stock is undervalued including:

      -- financial ratios such as price/earnings, price/cash flow, price/sales and total capitalization/cash flow

      --  the company's historic cash flow

      --  the company's historic and present market share

      --  balance sheet condition

      --  management

     The VALUE FUND believes a company can be undervalued for any number of reasons. The most common reasons are that the markets do not understand the company or that the company's industry is out of favor. In any event, by investing in undervalued stocks, the VALUE FUND believes it can be in a position to outperform the market while reducing its risk of under performing the market (i.e. the stock prices are already low). The VALUE FUND may invest in stocks of any size market capitalization. To hedge against a possible loss in value of securities it holds, the VALUE FUND may write covered call options. (The writer of a call option receives a premium that may partially or completely offset the decline in value of the security subject to the call option.) To hedge against a possible loss in value of its portfolio caused by a general decline in the stock market, the VALUE FUND may purchase stock index put options (stock index put options increase in value when the index declines).

MAIN INVESTMENT RISKS

     The VALUE FUND is subject to the following risks:

      -- Market Risk. The VALUE FUND mainly invests in common stocks. The prices of the stocks in which the VALUE FUND invests may decline for a number of reasons such as changing economic, political or market conditions. The price declines may be steep, sudden and/or prolonged. This means you may lose money.

      -- Financial Risk. There is a risk that the price of a common stock will decline because the issuing company experiences financial distress or does not perform as well as anticipated. Factors affecting a company's performance can include the strength of its management and the demand for its products or services.

      -- Value Investing Risk. The VALUE FUND mainly invests in undervalued stocks. There is a risk that it is wrong in its assessment of a company's value or that the market does not recognize improving fundamentals as quickly as the VALUE FUND anticipated. In such cases, the stocks may not reach prices which reflect the intrinsic value of the company. There is also a risk that the

VALUE FUND may not perform as well as other types of mutual funds when its investing style is out of favor with other investors.

      -- Hedging Risk. By writing a call option, the VALUE FUND may incur the risk of lost opportunity if the price of the underlying security rises in value. If the VALUE FUND does not exercise or sell a put option it has purchased prior to the option's expiration date, it will realize a loss in the amount of the entire premium paid plus commission cost. It is possible there may be times when a market for the VALUE FUND's outstanding options does not exist.

     As a result of these and other risks, the VALUE FUND is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the VALUE FUND.

BAR CHART AND PERFORMANCE TABLE

     The bar chart and table below give some indication of the risks of investing in the VALUE FUND by showing how the VALUE FUND's performance changes from year to year and how its average annual returns over various periods compare to those of a broad measure of market performance. Please keep in mind that the VALUE FUND's past performance does not necessarily indicate how it will perform in the future. The VALUE FUND may perform better or worse in the future.

                                  TOTAL RETURN
                              (PER CALENDAR YEAR)
[BAR CHART]

1992                                                                             14.65
1993                                                                             10.47
1994                                                                             (3.97)
1995                                                                             24.08
1996                                                                             18.03
1997                                                                             29.09
1998                                                                              2.27
1999                                                                              6.73
2000                                                                             15.32
2001                                                                              1.08

------------------------

Note: During the 10-year period shown on the bar chart, the VALUE FUND's highest total return for a quarter was 17.38% (quarter ended December 31, 1998) and the lowest total return for a quarter was (20.78)% (quarter ended September 30, 1998).

       AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2001)   PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------------------------------   -----------   ------------   -------------
  Concorde Value Fund                           1.08%         10.43%         11.32%
  Russell 2000 Index*                           2.49%          7.52%         11.51%
  Morningstar Mid-Cap Value Funds
     Universe**                                 6.45%         12.26%         14.24%


       --------------------
        * The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. This index attempts to accurately capture the performance of the universe of small capitalization common stocks.

       ** The Morningstar Mid-Cap Value Funds Universe represents all mutual funds in the Morningstar database that generally focus on companies which have market values from $1 billion to $5 billion. These funds frequently look for stocks that are relatively less expensive.

FEES AND EXPENSES

     The table below describes the fees and expenses you may pay if you buy and hold shares of the VALUE FUND.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     There are no shareholder fees for the purchase, redemption or exchange of shares, except that our transfer agent charges a fee of $15 for each wire redemption.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM VALUE FUND ASSETS)

Management Fees.............................................  0.90%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses..............................................  .60%
Total Annual Fund Operating Expenses........................  1.50%


EXAMPLE

     This example is intended to help you compare the cost of investing in the VALUE FUND with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the VALUE FUND for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the VALUE FUND's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                              1 YEAR  3 YEARS   5 YEARS   10 YEARS
                                                              ------  -------   -------   --------
                                                               $152    $474      $818      $1,793

CONCORDE INCOME FUND

MAIN GOAL

     Concorde Income Fund seeks current income. To a lesser extent the INCOME FUND also seeks growth of capital when compatible with its goal of seeking current income.

PRINCIPAL INVESTMENT STRATEGIES

     The INCOME FUND invests primarily in U.S. dollar denominated investment grade debt securities. The INCOME FUND intends to invest in debt securities that have an average maturity between 5 and 10 years, although the average may be greater or lesser depending on market conditions. The INCOME FUND generally invests between 20% and 65% of its assets in U.S. Government and agency securities with maturities ranging from two to ten years. The INCOME FUND invests the balance of its portfolio primarily in the following types of securities depending on market conditions:

      -- dividend paying common stocks (including common stocks of real estate investment trusts and royalty trusts)

      --  preferred stocks

      --  convertible securities

      --  corporate debt securities

     The INCOME FUND will at all times have at least 65% of its assets invested in income producing securities. When the INCOME FUND believes interest rates will rise, the INCOME FUND will invest a greater percentage of its assets in securities that are less sensitive to interest rate changes.

     Unlike funds investing solely for income, the INCOME FUND also invests in securities that offer opportunities for modest capital appreciation and growth of investment income. For example, the INCOME FUND may purchase securities which are convertible into, or exchangeable for, common stock when it believes they offer the potential for higher total return than nonconvertible securities.

     The INCOME FUND generally intends to invest in debt securities of which at least 80% are investment grade. It may, however, invest up to 20% of its assets in debt securities rated less than investment grade. These securities are commonly known as "junk bonds". These securities may not be rated lower than B at the time of purchase.

MAIN INVESTMENT RISKS

     The INCOME FUND is subject to the following risks:

      -- Market Risk. The prices of the securities in which the INCOME FUND invests may decline for a number of reasons such as changing economic or political conditions and interest rate levels. There is a risk the INCOME FUND will not accurately predict the impact of these and other factors, in which case the securities the INCOME FUND purchases might decline in value. This means you could lose money investing in the INCOME FUND.

      -- Interest Rate Risk. In general, the value of debt securities rises when interest rates fall and falls when interest rates rise. Longer-term obligations are usually more sensitive to interest rate changes than shorter-term obligations. While debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in some types of debt securities. A change in interest rates will also change the amount of income the INCOME FUND earns.

      -- Credit Risk. The issuers of the debt securities held by the INCOME FUND may not be able to make scheduled interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

      -- Prepayment Risk. The issuers of bonds and other debt securities held by the INCOME FUND may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

      -- Junk Bond Risk. The INCOME FUND may invest in debt securities rated less than investment grade. These securities are commonly referred to as "high yield" securities or "junk bonds." High yield securities provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the INCOME FUND to sell high yield securities at the price at which they are being valued for purposes of calculating net asset value.

BAR CHART AND PERFORMANCE TABLE

     The bar chart and table below give some indication of the risks of investing in the INCOME FUND by showing how the INCOME FUND's performance changes from year to year and how its average annual returns over various periods compare to those of a broad measure of market performance. Please keep in mind that the INCOME FUND's past performance does not necessarily indicate how it will perform in the future. The INCOME FUND may perform better or worse in the future.

------------------------

Note: During the 5-year period shown on the bar chart, the INCOME FUND's highest total return for a quarter was 6.40% (quarter ended 12-31-00) and the lowest total return for a quarter was (1.94%) (quarter ended 12-31-99).


                                  TOTAL RETURN
                              (PER CALENDAR YEAR)
[BAR CHART]

1997                                                                              6.84
1998                                                                              0.06
1999                                                                             (3.82)
2000                                                                             17.54
2001                                                                              6.81

       AVERAGE ANNUAL TOTAL RETURNS                                     SINCE THE INCEPTION OF THE INCOME
(FOR THE PERIODS ENDING DECEMBER 31, 2001)   PAST YEAR   PAST 5 YEARS        FUND (JANUARY 22, 1996)
------------------------------------------   ---------   ------------   ---------------------------------
Concorde Income Fund                           6.81%        5.24%                     5.08%
Lehman Intermediate Government/Corporate
  Index*                                       8.98%        7.09%                     6.52%(since 2/1/96)


     ------------------

      * The Lehman Intermediate Government/Corporate Index is representative of returns from medium term U.S. government and corporate bonds.


FEES AND EXPENSES

     The table below describes the fees and expenses you may pay if you buy and hold shares of the INCOME FUND.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     There are no shareholder fees for the purchase, redemption or exchange of shares, except that our transfer agent charges a fee of $15 for each wire redemption.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM INCOME FUND ASSETS)

Management Fees.............................................  0.70%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses..............................................  1.55%
Total Annual Fund Operating Expenses*.......................  2.25%


-------------
* The expenses listed above do not reflect that the INCOME FUND's advisor has agreed to reimburse the INCOME FUND to the extent necessary to ensure that total fund operating expenses do not exceed 1.75% of its average daily net assets. This reimbursement is voluntary and may be terminated at any time.

EXAMPLE

     This example is intended to help you compare the cost of investing in the INCOME FUND with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the INCOME FUND for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the INCOME FUND's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                              1 YEAR  3 YEARS   5 YEARS   10 YEARS
                                                              ------  -------   -------   --------
                                                               $228    $703     $1,205     $2,586

OTHER INVESTMENT PRACTICES
AND RISKS

     In seeking to achieve their investment objectives, the FUNDS may follow investment practices and assume risks in addition to those discussed previously.

INVESTMENT OBJECTIVES

     Each FUND may change its investment objective without obtaining shareholder approval.

PORTFOLIO TURNOVER

     The FUNDS do not engage in trading for short-term profits, but when the circumstances warrant, the FUNDS may sell securities without regard to the length of time held. The FUNDS will typically hold an equity security until either the security price reaches at least the Advisor's target valuation level or a FUND determines that the security's price is unlikely to reach that level. The FUNDS may hold stocks for several years or longer, if necessary. The INCOME FUND will generally hold debt securities until it is necessary to change the average portfolio maturity.

TEMPORARY DEFENSIVE POSITIONS

     The FUNDS may, in response to adverse market, economic or other conditions, take temporary defensive positions. This means the FUNDS will invest some or all of their assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The VALUE FUND will not be able to achieve its investment objective of long-term growth of capital to the extent it invests in money market instruments since those securities earn interest but do not appreciate in value. Since these investments typically result in a lower yield than would be available from investments with a lower quality or longer term, they also may prevent the INCOME FUND from achieving its investment objective. When a FUND is not taking a temporary defensive position, it will still hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

MANAGEMENT

     Concorde Financial Corporation, which does business under the name Concorde Investment Management, is the investment advisor to each of the FUNDS. The Advisor's address is

                           1500 THREE LINCOLN CENTRE
                                5430 LBJ FREEWAY
                              DALLAS, TEXAS 75240

     As the investment advisor to the FUNDS, the Advisor manages the investment portfolio of each FUND. The Advisor makes the decisions as to which securities to buy and which securities to sell. During the last fiscal year, the VALUE FUND paid the Advisor an annual investment advisory fee equal to 0.9% of the daily net assets of the VALUE FUND and the INCOME FUND paid the Advisor an annual investment advisory fee equal to 0.7% of the daily net assets of the INCOME FUND.


     The management team for the VALUE FUND currently is comprised of Gary B. Wood, Ph.D. and John A. Stetter, co-managers. Dr. Wood has been President of the Advisor since its inception in 1981 and the FUNDS' President and Senior Manager of its management team since inception. Dr. Wood also controls the Advisor. Mr. Stetter has been the FUNDS' secretary since January 1998 and a portfolio manager with the Advisor since 1994. The management team for the INCOME FUND currently is comprised of Dr. Wood and Mr. Stetter.

THE FUNDS' SHARE PRICE


     The price at which investors purchase shares of each FUND and at which shareholders redeem shares of each FUND is called its net asset value. Each FUND normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each FUND calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each FUND values most money market instruments it holds at their amortized cost. Each FUND will process purchase and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.


PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

     1.Read this Prospectus carefully.

     2.Determine how much you want to invest keeping in mind the following minimums:

        a. New accounts

            --  All accounts $500

        b. Existing accounts

            --  Purchases by mail $100

            --  Purchases by wire $500

     3.Complete the New Account Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The FUNDS have additional New Account Applications and remittance forms if you need them.) If you have any questions, please call 1-972-387-8258 or 1-414-765-4124.


     4.Make your check payable to Concorde Funds, Inc. All checks must be drawn on U.S. banks. The FUNDS will not accept cash, money orders, credit card checks or third party checks. U.S. BANCORP MUTUAL FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.


     5.Send the application and check to:

        BY FIRST CLASS MAIL

           Concorde Funds, Inc.

           c/o U.S. Bancorp Mutual

           Fund Services, LLC
           P.O. Box 701
           Milwaukee, WI 53201-0701

       BY OVERNIGHT DELIVERY SERVICE
        OR EXPRESS MAIL

           Concorde Funds, Inc.

           c/o U.S. Bancorp Mutual

           Fund Services, LLC
           3rd Floor
           615 East Michigan Street
           Milwaukee, WI 53202-5207

        PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

     If you wish to open an account by wire, please call 1-800-294-1699 or 1-414-765-4124 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. YOU SHOULD WIRE FUNDS TO:


           U.S. Bank, N.A.

           777 East Wisconsin Avenue
           Milwaukee, WI 53202
           ABA #042000013

           CREDIT:


           U.S. Bancorp Mutual Fund Services, LLC

           Account #112-952-137

           FURTHER CREDIT:

           (name of Fund to be purchased)
           (shareholder registration)
           (shareholder account number, if known)


     You should then send a properly signed New Account Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.


PURCHASING SHARES FROM BROKER-DEALERS,
FINANCIAL INSTITUTIONS AND OTHERS

     Some broker-dealers may sell shares of the FUNDS. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the FUNDS or the Advisor. Some broker-dealers may purchase and redeem shares on a 3 day settlement basis (i.e., payment occurs three business days after the purchase or redemption).

     The FUNDS may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the FUNDS as investment alternatives in the programs they offer or administer. Servicing agents may:

      -- Become shareholders of record of the FUNDS. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the FUNDS' minimum purchase requirements.

      -- Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the FUNDS. These procedures, restrictions and any charges imposed by the Servicing Agents will not apply when investors purchase shares directly from the FUNDS.

      -- Charge fees to their customers for the services they provide them. Also, the FUNDS and/or the Advisor may pay fees to Servicing Agents to compensate them for the services they provide their customers.

      -- Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.


      -- Be authorized to accept purchase orders on behalf of the FUNDS (and designate other Servicing Agents to accept purchase orders on behalf of the FUNDS). This means that a FUND will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

     If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the FUNDS through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the FUND on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the FUNDS within the period specified in its agreement with the FUNDS, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES
OF THE FUNDS

     The FUNDS may reject any Purchase Application for any reason. The FUNDS will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the FUNDS.

     The FUNDS will not issue certificates evidencing shares purchased. Instead, the FUNDS will send investors a written confirmation for all purchases of shares.

     The FUNDS offer the following retirement plans:

      --  Traditional IRA

      --  Roth IRA

      --  SEP-IRA


      --  403(b)(7) Custodial Accounts



     Investors can obtain further information about the retirement plans by calling the FUNDS at 1-972-387-8258. The FUNDS recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.


REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

     1.Prepare a letter of instruction containing:

        --  the name of the FUND(s)

        --  account number(s)

        --  the amount of money or number of shares being redeemed

        --  the name(s) on the account

        --  daytime phone number


        -- additional information that the FUNDS may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the FUNDS' transfer agent, U.S. Bancorp Mutual Fund Services, LLC, in advance, at 1-800-294-1699 or 1-414-765-4124 if you have any questions.


     2.Sign the letter of instruction exactly as the shares are registered.
       Joint ownership accounts must be signed by all owners.

     3.Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

        -- The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

        -- The redemption proceeds are to be sent to an address other than the address of record

        -- The redemption request is within 15 days of a change of address request.

        A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

     4.Send the letter of instruction to:

        BY FIRST CLASS MAIL

           Concorde Funds, Inc.

           c/o U.S. Bancorp Mutual

           Fund Services, LLC
           Shareholder Services Center
           P. O. Box 701
           Milwaukee, WI 53201-0701

        BY OVERNIGHT DELIVERY SERVICE
        OR EXPRESS MAIL

           Concorde Funds, Inc.

           c/o U.S. Bancorp Mutual

           Fund Services, LLC
           3rd Floor
           615 East Michigan Street
           Milwaukee, WI 53202-5207

        PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE


     1.Instruct U.S. Bancorp Mutual Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the New Account Application. If you have already opened an account, you may write to U.S. Bancorp Mutual Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in retirement plans cannot be redeemed by telephone.


     2.Assemble the same information that you would include in the letter of instruction for a written redemption request.


     3.Call U.S. Bancorp Mutual Fund Services, LLC at 1-800-294-1699 or
       1-414-765-4124. PLEASE DO NOT CALL THE FUND OR THE ADVISOR.


     4.Telephone redemptions must be in amounts of $1,000 or more.

HOW TO REDEEM (SELL) SHARES THROUGH
SERVICING AGENTS

     If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

     The redemption price per share you receive for redemption requests is the next determined net asset value after:


      -- U.S. Bancorp Mutual Fund Services, LLC receives your written request with all required information.



      -- U.S. Bancorp Mutual Fund Services, LLC receives your authorized telephone request with all required information.



      -- A Servicing Agent or its designee that has been authorized to accept redemption requests on behalf of the FUNDS receives your request in accordance with its procedures.


PAYMENT OF REDEMPTION PROCEEDS


      -- For those shareholders who redeem shares by mail, U.S. Bancorp Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.



      -- For those shareholders who redeem by telephone, U.S. Bancorp Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Mutual Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the FUNDS may direct U.S. Bancorp Mutual Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.


      -- For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

     When redeeming shares of the FUNDS, shareholders should consider the following:

      --  The redemption may result in a taxable gain.

      -- Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

      -- The FUNDS may delay the payment of redemption proceeds for up to seven days for any redemption.

      -- If you purchased shares by check, the FUNDS may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).


      -- U.S. Bancorp Mutual Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.



      -- The FUNDS reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. For example, this could occur if the caller were unable to identify himself or herself as the shareholder. The FUNDS and U.S. Bancorp Mutual Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the FUNDS nor U.S. Bancorp Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact U.S. Bancorp Mutual Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.



      -- U.S. Bancorp Mutual Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

      -- If your account balance falls below $250 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $250 or more. If you do not, the FUNDS may close your account and mail the redemption proceeds to you.

EXCHANGING SHARES

     Shares of one Concorde Fund may be exchanged for shares of the other Concorde Fund at their relative net asset values. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

     1.Read this Prospectus carefully.

     2.Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $500 minimum, except that telephone exchanges are subject to a $1,000 minimum.


     3.Call U.S. Bancorp Mutual Fund Services, LLC at 1-800-294-1699. You may also make an exchange by writing to Concorde Funds, Inc., c/o U.S. Bancorp Mutual Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     The VALUE FUND distributes substantially all of its net investment income and substantially all of its capital gains annually. The INCOME FUND distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually. You have two distribution options:

      -- AUTOMATIC REINVESTMENT OPTION -- Both dividend and capital gains distributions will be reinvested in additional FUND shares.

      -- ALL CASH OPTION -- Both dividend and capital gains distributions will be paid in cash. Any dividend check outstanding longer than six months may be voided and the dividend reinvested.


     You may make this election on the New Account Application. You may change your election by writing to U.S. Bancorp Mutual Fund Services, LLC.


     Each FUND'S distributions, whether received in cash or additional shares of the FUND, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the FUND holds the assets generating the capital gains). The VALUE FUND expects that its distributions will consist of both ordinary income and long-term capital gains. The INCOME FUND expects that its distributions will consist primarily of ordinary income.

FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand each FUND'S financial performance for its past five fiscal years of operations. Certain information reflects financial results for a single FUND share. The total returns in the tables represent the rate that an investor would have earned on an investment in a FUND (assuming reinvestment of all dividends and distributions). This information (other than the information for periods prior to October 1, 1999) has been audited by McGladrey & Pullen, LLP, whose report, along with the FUNDS' financial statements, are included in the Annual Report which is available upon request. The information for periods prior to October 1, 1999 was audited by accounting firms other than McGladrey & Pullen, LLP.

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS


                                                           YEAR ENDED SEPTEMBER 30,
                                               ------------------------------------------------
                                                2001      2000       1999      1998      1997
                                               -------   -------   --------   -------   -------
PER SHARE DATA(1):
Net asset value, beginning of year...........  $ 17.95   $ 15.50   $  15.36   $ 19.66   $ 14.95
                                               -------   -------   --------   -------   -------
Income from investment operations:
  Net investment income......................     0.06      0.03       0.02      0.02      0.06
  Net realized and unrealized gain (loss) on
     investments in securities...............    (1.22)     2.93       2.64     (2.73)     5.66
                                               -------   -------   --------   -------   -------
  Total income (loss) from investment
     operations..............................    (1.16)     2.96       2.66     (2.71)     5.72
                                               -------   -------   --------   -------   -------
Less distributions:
  Distributions from net investment income...    (0.06)    (0.02)        --     (0.06)    (0.09)
  Distributions from net realized gains......    (0.86)    (0.49)     (2.52)    (1.53)    (0.92)
                                               -------   -------   --------   -------   -------
  Total from distributions...................    (0.92)    (0.51)     (2.52)    (1.59)    (1.01)
                                               -------   -------   --------   -------   -------
Net asset value, end of year.................  $ 15.87   $ 17.95   $  15.50   $ 15.36   $ 19.66
                                               =======   =======   ========   =======   =======
TOTAL RETURN.................................    (6.68)%   19.71%     18.38%   (14.76)%   40.53%
                                               =======   =======   ========   =======   =======
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in thousands).....  $13,690   $15,813   $ 15,487   $14,367   $17,532
  Ratio of expenses to average net assets....     1.50%     1.46%      1.47%     1.39%     1.60%
  Ratio of net investment income to average
     net assets..............................     0.34%     0.20%      0.11%     0.12%     0.38%
  Portfolio turnover rate....................    34.60%    34.08%     25.87%    44.62%    30.62%


---------------------

(1) Per share information has been calculated using the average number of shares outstanding.

CONCORDE INCOME FUND
FINANCIAL HIGHLIGHTS


                                                        PERIOD ENDED SEPTEMBER 30,
                                             ------------------------------------------------
                                              2001       2000      1999      1998      1997
                                             -------    -------   -------   -------   -------
PER SHARE DATA(1):
Net asset value, beginning of year.........  $  9.49    $  9.26   $ 10.01   $ 10.41   $  9.94
                                             -------    -------   -------   -------   -------
Income from investment operations:
  Net investment income....................     0.51       0.50      0.49      0.49      0.49
  Net realized and unrealized gain (loss)
     on investments in securities..........     0.69       0.24     (0.76)    (0.39)     0.52
                                             -------    -------   -------   -------   -------
  Total income (loss) from investment
     operations............................     1.20       0.74     (0.27)     0.10      1.01
                                             -------    -------   -------   -------   -------
Less distributions:
  Distributions from net investment
     income................................    (0.51)     (0.51)    (0.48)    (0.50)    (0.54)
                                             -------    -------   -------   -------   -------
Net asset value, end of period.............  $ 10.18    $  9.49   $  9.26   $ 10.01   $ 10.41
                                             =======    =======   =======   =======   =======
TOTAL RETURN...............................    12.78%      8.32%    (2.80)%    0.92%    10.41%
                                             =======    =======   =======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in thousands)...  $ 4,924    $ 4,894   $ 5,038   $ 4,818   $ 3,920
  Ratio of expenses (before reimbursement)
     to average net assets.................     2.25%      2.21%     2.38%     2.46%     3.27%
  Ratio of expenses (net of reimbursement)
     to average net assets.................     1.75%      1.75%     1.88%     1.89%     1.99%
  Ratio of net investment income to average
     net assets............................     4.88%      5.43%     5.01%     4.78%     4.86%
  Portfolio turnover rate..................    23.50%     35.47%    29.63%    18.84%    20.07%


---------------------


(1) Per share information has been calculated using the average number of shares outstanding.

     To learn more about the Concorde Funds, you may want to read Concorde Funds' Statement of Additional Information (or "SAI") which contains additional information about the FUNDS. The Concorde Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

     You also may learn about the Concorde Funds' investments by reading the FUNDS' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected performance as well as the auditors' report.


     The SAI and the annual and semi-annual reports are available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Mutual Fund Services, LLC at 1-800-922-0224 or by writing to:


     CONCORDE FUNDS
     1500 THREE LINCOLN CENTRE
     5430 LBJ FREEWAY
     DALLAS, TEXAS 75240

     Prospective investors and shareholders who have questions about Concorde Funds may also call the above number or write to the above address.

     The general public can review and copy information about the Concorde Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Concorde Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov. and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

     PUBLIC REFERENCE SECTION
     SECURITIES AND EXCHANGE COMMISSION
     WASHINGTON, D.C. 20549-6009

     Please refer to the Concorde Funds' Investment Company Act File No. 811-5339 when seeking information about the Funds from the Securities and Exchange Commission.

                             [CONCORDE FUNDS LOGO]

                                   PROSPECTUS
                                JANUARY 31, 2002

[CONCORDE FUNDS LOGO]

                            NEW ACCOUNT APPLICATION


      Mail To: Concorde Funds                                 Overnight Express Mail To: Concorde Funds
               c/o U.S. Bancorp Mutual Fund Services, LLC                                c/o U.S. Bancorp Mutual Fund Services, LLC
               P.O. Box 701                                                              615 E. Michigan St., 3rd Floor
               Milwaukee, WI 53201-0701                                                  Milwaukee, WI 53202-5207

Use this form for individual, custodial, trust, profit sharing or pension plan accounts. Do not use this form for Concorde Funds sponsored IRA or SEP IRA accounts. For any additional information please call Concorde Funds at 1-800-294-1699 or 1-972-387-8258.
------------------------------------------------------------------------------------------------------------------------------------
A. INVESTMENT   [ ] By check Payable to Concorde Funds. Amount $_________________ ($500.00 minimum).
                [ ] By wire: Call 1-800-294-1699.
                [ ] Indicate total amount and date of wire $_________________ Date ______________
                Fill in the amount or percentage of the total to be invested in each Fund (Minimum investment is $500.00 per fund.)

                                             Amount           Percentage
                [ ] Concorde Value Fund      $______________  __________%
                [ ] Concorde Income Fund     $______________  __________%
------------------------------------------------------------------------------------------------------------------------------------
B. REGISTRATION

[ ] Individual
                       -----------------   -------   --------------------    ----------------------         ---------------------
                       FIRST NAME          M.I.      LAST NAME               SOCIAL SECURITY #              BIRTHDATE (Mo/Dy/Yr)

[ ] Joint Owner
                       -----------------   -------   --------------------    ----------------------         ---------------------
                       FIRST NAME          M.I.      LAST NAME               SOCIAL SECURITY #              BIRTHDATE (Mo/Dy/Yr)

                       [ ] Community Property (No Rights of Survivorship) [ ] Joint Tenants with Rights of Survivorship
                       [ ] Tenants in Common
                       *Registration will be Joint Tenants without Rights of Survivorship, unless otherwise specified.

[ ] Gift to Minors
                        -------------------------------------------------      ---------    -------------------------------------
                        CUSTODIAN'S FIRST NAME (ONLY ONE PERMITTED)            M.I.         LAST NAME

                        -------------------------------------------------      ---------    -------------------------------------
                        MINOR'S FIRST NAME (ONLY ONE PERMITTED)                M.I.         LAST NAME

                        --------------------------------    ----------------------------    -------------------------------------
                        MINOR'S SOCIAL SECURITY #           MINOR'S BIRTHDATE (Mo/Dy/Yr)    STATE OF RESIDENCE

[ ] Corporation**/Trust
                        ----------------------------------------------------------------    -------------------------------------
                        NAME OF TRUSTEE(S) *(IF TO BE INCLUDED IN REGISTRATION)             DATE OF AGREEMENT (Mo/Dy/Yr)

[ ] Partnership*
                        ---------------------------------------------------------------------------------------------------------
                        NAME OF TRUST/CORPORATION**/PARTNERSHIP

[ ] Other Entity*
                        ----------------------------------------------------------------    -------------------------------------
                        SOCIAL SECURITY #/TAX ID #                                          DATE OF AGREEMENT (Mo/Dy/Yr)
                        *Additional documentation and certification may be requested. **Corporate Resolution is required.
------------------------------------------------------------------------------------------------------------------------------------
C. DISTRIBUTION OPTIONS:   Capital Gains &            Capital Gains &         Capital Gains in Cash &    Capital Gains Reinvested
                           Dividends Reinvested [ ]   Dividends in Cash [ ]   Dividends Reinvested [ ]   & Dividends in~Cash [ ]
     Capital gains & dividends
     will be reinvested if no                 Unless otherwise indicated, all distributions will be reinvested.
     option is selected.
------------------------------------------------------------------------------------------------------------------------------------
D.  MAILING ADDRESS                                              [ ] DUPLICATE CONFIRMATION TO:

--------------------------------   --------------------          ----------------------------   --------   -------------------------
STREET                             APT/SUITE                     FIRST NAME                     M.I.       LAST NAME

--------------------     -------   --------------------          ---------------------------------------   -------------------------
CITY                     STATE     ZIP                           STREET                                    APT/SUITE

-------------------------------    --------------------          ---------------------------   ---------   -------------------------
DAYTIME PHONE #                    EVENING PHONE #               CITY                          STATE       ZIP
------------------------------------------------------------------------------------------------------------------------------------
E. TELEPHONE OPTIONS               [ ] Telephone Redemption
Your signed Application must           [ ] Check to address shown on your account
be received at least 15                [ ] Via federal wire to your bank account below ($15.00 charge for each wire transfer)
business days prior to initial         [ ] Via EFT, at no charge, to your bank account below (funds are typically credited within
transaction.                               two days after redemption)

To ensure proper crediting of      -------------------------------------------------------------------------------------------------
your bank account, an unsigned     NAME(S) ON BANK ACCOUNT
voided check (for checking
accounts) or a savings account     ---------------------------------------------   -------------------------------------------------
deposit slip is required with      BANK NAME                                       ACCOUNT NUMBER
your Application.
                                   ---------------------------------------------   -------------------------------------------------
                                   BANK ADDRESS                                    BANK ROUTING/ABA#
------------------------------------------------------------------------------------------------------------------------------------
F. SIGNATURE AND                   I have received and read the Prospectus for the Concorde Funds (the "Fund"). I understand the
   CERTIFICATION                   Fund's investment objectives and policies and agree to be bound by the terms of the Prospectus. I
   REQUIRED BY THE                 am of legal age in my state of residence and have full authority to purchase shares of the Fund
   INTERNAL REVENUE                and to establish and use any related privileges.
   SERVICE
                                   Neither the Fund nor its transfer agent will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed.

                                   By selecting the option in Section E, I hereby authorize the Fund to initiate credits to my account at the bank indicated and for the bank to credit the same to such account through the
                                   Automated Clearing House ("ACH") system.

                                   Under the penalty of perjury, I certify that (1) the Social Security Number or Taxpayer
                                   Identification Number shown on this form is my correct Taxpayer Identification Number, (2) I am not subject to backup withholding either as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and (3)
                                   I am a U.S. person (including a U.S. resident alien). The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


                                   ---------------------------------------------   -------------------------------------------------
                                   DATE (Mo/Dy/Yr)                                 SIGNATURE OF OWNER*

                                   ---------------------------------------------   -------------------------------------------------
                                   DATE (Mo/Dy/Yr)                                 SIGNATURE OF OWNER, if any

                                   *If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian for a minor, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer should sign and print name and title on space provided below.


                                   -------------------------------------------------------------------------------------------------
                                   PRINT NAME AND TITLE OF OFFICER SIGNING FOR A CORPORATION OR OTHER ENTITY

STATEMENT OF ADDITIONAL INFORMATION                             January 31, 2002
-----------------------------------
CONCORDE VALUE FUND
CONCORDE INCOME FUND


                              CONCORDE FUNDS, INC.
                            1500 Three Lincoln Centre
                                5430 LBJ Freeway
                               Dallas, Texas 75240


       This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Concorde Funds, Inc. dated January 31, 2002. Requests for copies of the prospectus should be made in writing to Concorde Funds, Inc., 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240, Attention: Corporate Secretary or by calling (972) 387-8258.

       The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2001, of Concorde Funds, Inc. (File No. 811-5339), as filed with the Securities and Exchange Commission on November 26, 2001:

       Concorde Value Fund
                Independent Auditors' Report
                Schedule of Investments in Securities
                Schedule of Covered Call Options Written
                Statement of Assets and Liabilities
                Statement of Operations
                Statements of Changes in Net Assets
                Financial Highlights
                Notes to Financial Statements

       Concorde Income Fund
                Independent Auditor's Report
                Schedule of Investments in Securities
                Statement of Assets and Liabilities
                Statement of Operations
                Statements of Changes in Net Assets
                Financial Highlights
                Notes to Financial Statements

       Shareholders may obtain a copy of the Annual Report, without charge, by calling U.S. Bancorp Fund Services, LLC at 1-800-922-0224.

                              CONCORDE FUNDS, INC.


                                Table of Contents

                                                                        Page No.
FUND HISTORY AND CLASSIFICATION.............................................1

INVESTMENT RESTRICTIONS.....................................................1

INVESTMENT POLICIES AND PRACTICES...........................................3

DIRECTORS AND OFFICERS OF THE CORPORATION..................................17

PRINCIPAL SHAREHOLDERS.....................................................19

INVESTMENT ADVISOR.........................................................21

DETERMINATION OF NET ASSET VALUE...........................................23

PERFORMANCE AND YIELD INFORMATION..........................................24

RETIREMENT PLANS...........................................................26

REDEMPTION OF FUND SHARES..................................................28

ALLOCATION OF PORTFOLIO BROKERAGE..........................................29

CUSTODIAN AND TRANSFER AGENT...............................................30

TAXES .....................................................................30

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS...................................31

CAPITAL STRUCTURE..........................................................32

SHAREHOLDER MEETINGS.......................................................32

DESCRIPTION OF BOND RATINGS................................................34

       No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2002 and, if given or made, such information or representations may not be relied upon as having been authorized by Concorde Funds, Inc.

       This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

       Concorde Funds, Inc. (the "Corporation") is an open-end, diversified management investment company consisting of two separate portfolios: "Concorde Value Fund" (the "VALUE FUND") and "Concord Income Fund" (the "INCOME FUND") (collectively, the "FUNDS" or individually, "FUND"). Concorde Funds, Inc. is registered under the Investment Company Act of 1940. Concorde Funds, Inc. was incorporated under the laws of Texas on September 21, 1987. The Corporation was called "Concorde Value Fund, Inc." from September 21, 1987 until November 21, 1995. The VALUE FUND is the continuation of the original Concorde Value Fund, Inc.

                             INVESTMENT RESTRICTIONS

       Each of the FUNDS has adopted certain investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the FUND's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the FUND as follows:

       1. The FUNDS will not sell securities short, buy securities on margin, purchase warrants, participate in a joint-trading account or deal in options; provided, however, that the FUNDS may invest in and commit their assets to writing and purchasing put and call options on securities and stock indexes to the extent permitted by the Investment Company Act of 1940, as amended.

       2. The VALUE FUND's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the VALUE FUND's net assets and of such 5% not more than 2% of the Value Fund's net assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are options to purchase securities at a specified price, valid for a specified period of time. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. If the VALUE FUND does not exercise a warrant, its loss will be the purchase price of the warrant.

       3. Neither FUND will borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets, and will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of the FUND's net assets. Neither FUND will purchase securities while it has any outstanding borrowings.

       4. The VALUE FUND will not lend money (except by purchasing publicly distributed debt securities) and will not lend its portfolio securities. The INCOME FUND will not make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 10% of the value of the INCOME FUND'S total assets would be the subject of such loans.

       5. Neither FUND will make investments for the purpose of exercising control or management of any company.

       6. Each FUND will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Sections 5(b)(1) of the Investment Company Act of 1940 (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies and other securities for the purpose of the foregoing limited in respect to any one issuer to an amount not greater than 5% of the value of the total assets of the FUND and not more than 10% of the outstanding voting securities of such issuer.)

       7. Neither FUND will concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies engaged in the same industry.

       8. Neither FUND will purchase from or sell to any of its officers or directors or firms for which any of them is an officer or director any securities except shares of the FUNDS.

       9. Neither FUND will acquire or retain any security issued by a company if any of the directors or officers of the Corporation, or directors, officers or other affiliated persons of its investment advisor, beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

       10. Neither FUND will act as an underwriter or distributor of securities other than shares of the FUNDS and the VALUE FUND will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended. The INCOME FUND may invest in restricted securities subject to the limitations set forth in investment restriction 14.

       11. Neither FUND will purchase or sell real estate or real estate mortgage loans; provided, however, that the INCOME FUND may invest in mortgage-backed securities.

       12. Neither FUND will purchase or sell commodities or commodities contracts.

       13. The VALUE FUND will not invest more than 5% of its total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of any merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

       14. The VALUE FUND's investments in illiquid and/or not readily marketable securities (including repurchase agreements maturing in more than seven days) will not exceed 10% of its total assets and the INCOME FUND'S investments in such illiquid securities will not exceed 15% of its total assets.

       15. Neither FUND will invest in oil, gas and other mineral leases, or enter into arbitrage transactions.

       The FUNDS have adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without shareholder approval. These additional restrictions are as follows:

       1. The INCOME FUND'S investments in warrants will be limited to 5% of the INCOME FUND'S net assets. Included within that amount, but not to exceed 2% of the total value of the INCOME FUND'S net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

       2. The INCOME FUND will not invest more than 5% of its total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

       3. Neither FUND will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the FUND or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the FUND would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 10% of the FUND's net assets, taken at current value, would be invested in securities of registered closed-end investment companies. The Advisor will not waive its investment advisory fee with respect to those FUND assets, if any, invested in registered closed-end investment companies.

       If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of a FUND's assets will not constitute a violation of that restriction.

                        INVESTMENT POLICIES AND PRACTICES

       The FUNDS' prospectus describes their principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

Preferred Stocks

       Each of the FUNDS may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


Lending Portfolio Securities

       The INCOME FUND may lend a portion of its portfolio securities although the INCOME FUND will not engage in any such transaction if it would cause more than 10% of its net assets to be subject to such loans. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. Government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, the INCOME FUND could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the INCOME FUND would receive the amount of dividends or interest paid on the loaned securities.

       Usually these loans would be made to unaffiliated brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the INCOME FUND's custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value shall become less than the market value of the loaned securities. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by Concorde Financial Corporation (which does business under the name Concorde Investment Management), the FUNDS' investment advisor (the "Advisor"), to be of good standing. Loans will not be made unless, in the judgment of the Advisor, the consideration which can be earned from such loans justifies the risk.

       The INCOME FUND will have the right to call the loan and obtain the securities loaned at any time on three business days' notice. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the INCOME FUND will otherwise secure or be granted a valid proxy in time for it to vote on the proposal.

       In making such loans, the INCOME FUND may utilize the services of a loan broker and pay a fee therefor. The INCOME FUND may incur additional custodian fees for services in connection with the lending of securities.

Mortgage-Backed Securities

       The INCOME FUND may invest in Mortgage-Backed Securities, which are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities include: (i) Guaranteed Government Agency Mortgage-Backed Securities; (ii) Privately-Issued Mortgage-Backed Securities; and (iii) collateralized mortgage obligations and multiclass pass-through securities. These securities are described below.

       Guaranteed Government Agency Mortgage-Backed Securities. Mortgage-Backed Securities include Guaranteed Government Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

       The Guaranteed Government Agency Mortgage-Backed Securities in which the INCOME FUND may invest will include those issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

       Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

       Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association

Charter Act. Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that originally may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

       Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the United States government.

       Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

       Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States government.

       Privately-Issued Mortgage-Backed Securities. Mortgage-Backed Securities include Privately-Issued Mortgage-Backed Securities, which are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Privately-Issued Agency Mortgage-Backed Securities"), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities ("Privately-Issued Non-Agency Mortgage-Backed Securities"). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of the investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

       Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-Backed Securities include collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

       In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others.

       Miscellaneous. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the INCOME FUND purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the INCOME FUND purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The INCOME FUND does not intend to invest in those mortgage-backed securities, such as certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, which are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

       Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the INCOME FUND are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

       No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Corporation's Board of Directors. In accordance with such guidelines, the Advisor will monitor the INCOME FUND's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

       Interest rates on variable rate Mortgage-Backed Securities are subject to periodic adjustment based on changes or multiples of changes in an applicable index. The One-Year Treasury Index and LIBOR are among the common interest rate indexes. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Asset-Backed Securities

       The INCOME FUND may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of assets, primarily credit card and automobile receivables. Other types of asset-backed securities may be developed in the future. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities.

Illiquid Securities

       The VALUE FUND may invest up to 10% of its total assets in illiquid securities and the INCOME FUND may invest up to 15% of its total assets in illiquid securities. The Board of Directors of the Corporation or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of those limitations. Illiquid securities may include restricted securities, repurchase agreements maturing in more than seven days and other securities that are not readily marketable. Securities eligible to be resold pursuant to Rule 144A under the Securities Act may be considered liquid by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of a FUND's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

       Restricted securities, which may be purchased only by the INCOME FUND, may be sold by the INCOME FUND only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the INCOME FUND may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the INCOME FUND may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the INCOME FUND might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors of the Corporation. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the INCOME FUND should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the INCOME FUND will take such steps as it deemed advisable, if any, to protect liquidity.

Repurchase Agreements and Other Short-Term Investments

       Each of the FUNDS may enter into repurchase agreements with banks or certain non-bank broker/dealers. In a repurchase agreement, the FUND buys an interest-bearing security at one price and simultaneously agrees to sell it back at a mutually agreed upon time and price. The repurchase price reflects an agreed-upon interest rate during the time the FUND's money is invested in the security. Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered as a loan collateralized by the security purchased. The FUND's risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller defaults, the FUND may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

To the extent the value of the security decreases, the FUND could experience a loss. The FUNDS' Board of Directors has established procedures to evaluate the creditworthiness of the other parties to repurchase agreements.

       In addition, each of the FUNDS may invest in commercial paper and other cash equivalents rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's and unrated debt securities which are deemed by the Advisor to be of comparable quality. Each of the FUNDS may also invest in United States Treasury bills and notes, and certificates of deposit of domestic branches of U.S. banks or of Canadian banks, provided in each case that the banks have total deposits in excess of $1,000,000,000. The FUNDS will invest in repurchase agreements and other short-term investments only for temporary defensive purposes or to maintain liquidity to pay FUND expenses and potential redemption requests. However, when investing for temporary defensive purposes, up to 100% of a FUND's assets may be invested in such securities.

U.S. Government Securities

       Each of the FUNDS may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which include Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Ginnie Mae Certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the Treasury; others, such as those issued by Fannie Mae, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

Foreign Securities

       The FUNDS may invest in securities of foreign issuers which may be U.S. dollar-denominated or denominated in foreign currencies. Each FUND may invest up to 15% of its total assets in securities of foreign issuers that are U.S. dollar-denominated. The INCOME FUND may invest up to 10% and the VALUE FUND may invest up to 5% of its total assets in securities of foreign issuers denominated in foreign currencies. Securities of foreign issuers in the form of American Depository Receipts ("ADRs") that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market are not considered foreign securities for purposes of these limitations. A FUND, however, will not invest more than 20% of its total assets in such ADRs and will only invest in ADRs that are issuer sponsored. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. The value of a FUND's foreign investments may be significantly affected by changes in currency exchange rates, and the FUND may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce a FUND's income without providing a tax credit for the FUND's shareholders. Although the FUNDS intend to invest in securities of foreign issuers domiciled in nations in which the Advisor considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

High Yield Securities

       The INCOME FUND may invest in high yield, high risk, lower-rated securities, commonly known as "junk bonds." The INCOME FUND may invest up to 20% of its assets in securities that are rated below investment grade (i.e., rated lower than BBB by S&P and Baa by Moody's) or in unrated securities judged by the Advisor to be of comparable quality. The INCOME FUND, however, will not invest in any securities rated lower than B at the time of purchase. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca and C are regarded by S&P and Moody's, respectively, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. Low-rated securities generally offer a higher yield than that available from higher-rated securities. However, investments in such securities are subject to the risk factors outlined below.

       The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

       The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the INCOME FUND defaults, the INCOME FUND may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the INCOME FUND's net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

       Certain securities held by the INCOME FUND, including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the INCOME FUND would have to replace the security with a lower yield security, resulting in a decreased return for the investor. Conversely, a high yield security's value will decrease in a rising interest rate market, as will the value of the INCOME FUND's assets.

       The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the INCOME FUND to value accurately high yield securities or dispose of them. To the extent the INCOME FUND owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

       Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The INCOME FUND will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, the INCOME FUND must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the INCOME FUND may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

       Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Advisor will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the INCOME FUND can meet redemption requests. To the extent that the INCOME FUND invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. The INCOME FUND may retain a portfolio security whose rating has been changed.

Hedging Instruments

       Index Options Transactions. The FUNDS may purchase put and call options and write call options on stock indexes. A stock index fluctuates with changes in the market values of the stock included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

       Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges. Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the VALUE FUND's 10% limitation and the INCOME FUND's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

       Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written
(sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the FUNDS may buy or sell; however, the Advisor intends to comply with all limitations.

       Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the FUNDS will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks. The FUNDS will not enter into an option position that exposes a FUND to an obligation to another party, unless the FUND either (i) owns an offsetting position in securities or other options; and/or (ii) maintains with the FUND'S custodian bank (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

       The Advisor may utilize index options as a technique to leverage the portfolios of the FUNDS. If the Advisor is correct in its assessment of the future direction of stock prices, the share prices of the FUNDS will be enhanced. If the Advisor has the FUNDS take a position in options and stock prices move in a direction contrary to the Advisor's forecast however, the FUNDS would incur losses greater than the FUNDS would have incurred without the options position.

       Options on Securities. The FUNDS may buy put and call options and write
(sell) call options on securities. By writing a call option and receiving a premium, a FUND may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a FUND has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By buying a call option, a FUND has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. Options on securities written by the FUNDS will be traded on recognized securities exchanges.

       When writing call options on securities, a FUND may cover its position by owning the underlying security on which the option is written. Alternatively, the FUND may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the FUND or, if higher, by owning such call option and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the FUNDS may cover their position by maintaining cash or liquid securities equal in value to the exercise price of the call option written by the FUND. The principal reason for the FUNDS to write call options on stocks held by the FUNDS is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

       When a FUND wishes to terminate the FUND's obligation with respect to an option it has written, the FUND may effect a "closing purchase transaction." The FUND accomplishes this by buying an option of the same series as the option previously written by the FUND. The effect of the purchase is that the writer's position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When a FUND is the holder of an option, it may liquidate its position by effecting a "closing sale transaction." The FUND accomplishes this by selling an option of the same series as the option previously purchased by the FUND. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

       A FUND will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the FUND if the premium, plus commission costs, paid by the FUND to purchase the put option is less (or greater) than the premium, less commission costs, received by the FUND on the sale of the call option. A FUND also will realize a gain if a call option which the FUND has written lapses unexercised, because the FUND would retain the premium.

       A FUND will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the FUND if the premium, less commission costs, received by the FUND on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the FUND to purchase the call or the put option. If a put or a call option which the FUND has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the FUND will realize a loss in the amount of the premium paid, plus commission costs.

       Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the FUNDS. In such event, the FUNDS would be unable to realize their profits or limit their losses until the FUNDS would exercise options they hold and the FUNDS would remain obligated until options they wrote were exercised or expired.

       Because option premiums paid or received by the FUNDS are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

       The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase and writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Municipal Securities

       The INCOME FUND may invest in debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved. Within these principal classifications of municipal securities, there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, municipal leases, custodial receipts and participation certificates. Certain of the municipal securities in which the INCOME FUND may invest represent relatively recent innovations in the municipal securities markets. Because the INCOME FUND does not intend to invest a substantial amount of its assets in municipal securities, the interest on which is exempt from federal income tax, the INCOME FUND does not expect to be entitled to pass through to its shareholders the tax-exempt nature of any interest income attributable to investments in municipal securities.

Securities of Other Registered Investment Companies

       The FUNDS may invest up to 10% of their net assets in shares of registered investment companies. The FUNDS will not purchase or otherwise acquire shares of any registered investment (except as part of a plan of merger, consolidation or reorganization approved by the shareholders of the FUNDS) if
(a) the FUND and its affiliated persons would own more than 3% of any class of securities of such registered company; or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company.

       Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the FUND invests. By investing indirectly through a FUND, an investor bears not only his or her proportionate share of the expenses of the FUND (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the FUND invests. An investor may also indirectly bear expenses paid by registered investment companies in which the FUND invests related to the distribution of such registered investment company's shares.

Portfolio Turnover

       The FUNDS do not trade actively for short-term profits, but when the circumstances warrant, securities may be sold without regard to the length of time held. The VALUE FUND will typically hold a stock until it reaches a valuation level such that the Advisor believes that the stock is no longer undervalued. The Advisor is prepared to hold stocks for several years or longer, if necessary. The Advisor intends to purchase a given security whenever it believes it will contribute to the stated objective of a FUND, even if the same security has only recently been sold. In selling a given security, the Advisor keeps in mind that profits from sales of securities are taxable to certain shareholders. Subject to those considerations, a FUND may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the Advisor believes that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the applicable FUND's objectives, the rate of portfolio turnover is irrelevant when the Advisor believes a change is in order to achieve those objectives, and each of the FUND's annual portfolio turnover rate may vary from year to year.

       The annual portfolio turnover rate indicates changes in a FUND's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the FUND during the fiscal year.

       High portfolio turnover (i.e., over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the FUNDS. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are taxes at ordinary income rates.

                    DIRECTORS AND OFFICERS OF THE CORPORATION


       As a Texas corporation, the business and affairs of the Corporation are managed by its officers under the direction of the Board of Directors. The name, address, age, principal occupations during the past five years and certain other information as of December 31, 2001 with respect to each of the directors and officers of the Corporation are as follows:

JOHN R. BRADFORD, Ph.D., 79
-----------------------


3112 - 42nd Street
Lubbock, Texas  79413
(A DIRECTOR OF THE CORPORATION)

       Dr. Bradford is Vice President of Development of Compliance Services Group, Inc., an international integrated environmental management consulting and engineering service company.

JOHN H. WILSON, 59
--------------

1500 Three Lincoln Centre
5430 LBJ Freeway
Dallas, Texas 75240
(A DIRECTOR OF THE CORPORATION)

       Mr. Wilson is President of U.S. Equity Corporation, a venture capital firm. Prior to July 1998, Mr. Wilson was President and a Director of Whitehall Corporation, which rebuilds, modifies and maintains commercial and military aircraft. He currently serves on the Board of Directors of Capital Southwest Corporation, a venture capital firm, Encore Wire Corporation, a manufacturer of electrical wire and cable, and Palm Harbor Homes, Inc., a producer of manufactured homes.

GARY B. WOOD, Ph.D.*, 51
-------------------


1500 Three Lincoln Centre
5430 LBJ Freeway
Dallas, Texas  75240
(PRESIDENT, TREASURER AND A DIRECTOR OF THE CORPORATION)


       Dr. Wood is President, Secretary, Treasurer and a director of the Advisor and Concorde Capital Corporation, an investment advisory firm affiliated with the Advisor. He is also Chairman of the Board and a director of OmniMed Corporation, Dallas, Texas, a medical equipment business and has been an officer and director of such corporation and its predecessor Uro-Tech Management Corporation, Dallas, Texas, since June, 1983. He is also Chairman of the Board of International Hospital Corporation, Dallas, Texas, and its Mexican subsidiary, Consorcio International Hospital, S.A. de C.V., and its Netherlands subsidiary, International Hospital Corporation N.V., hospital construction and management firms; and a director of Alpha Holdings, Inc., a plastics manufacturing company and Vice Chairman of eOriginal, Inc., an electronic commerce company. Dr. Wood currently serves on the Board of Directors of Harken Energy Corporation, a public corporation headquartered in Dallas, Texas.

JOHN A. STETTER, 46
---------------


1500 Three Lincoln Centre
5430 LBJ Freeway
Dallas, Texas 75240
(SECRETARY OF THE CORPORATION)

       Mr. Stetter has been a Portfolio Manager for the Advisor since 1994. From 1988 until 1994, he was the President of his own investment advisory firm.


       During the fiscal year ended September 30, 2001 the Corporation did not pay any directors' fees. The Corporation's standard arrangement with directors is to reimburse each director for expenses incurred in connection with attendance at meetings of the Board of Directors.

       The table below sets forth the compensation paid by the Corporation to each of the current directors of the Corporation during the fiscal year ended September 30, 2001:



--------
* Dr. Wood is a director who is an "interested person" of each FUND as that term is defined in the Investment Company Act of 1940.

                                                         COMPENSATION TABLE

                                      Aggregate        Pension or Retirement     Estimated Annual    Total Compensation from
                                 Compensation from      Benefits Accrued as       Benefits Upon        Corporation and Fund
Name of Person                       Corporation       Part of Fund Expenses        Retirement       Complex Paid to Director
--------------                       -----------       ---------------------        ----------       ------------------------
John R. Bradford, Ph.D.                  $0                     $0                      $0                      $0
John H. Wilson                            0                      0                       0                       0
Gary B. Wood, Ph.D.                       0                      0                       0                       0

       The Corporation and the Advisor have adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the FUNDS. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale the security is being considered for purchase or sale by a FUND or is being purchased or sold by a FUND.

                             PRINCIPAL SHAREHOLDERS


       Set forth below are the names and addresses of all holders of each FUND's shares who as of December 31, 2001 beneficially owned more than 5% of the then outstanding shares of a FUND as well as the number of shares of each FUND beneficially owned by all officers and directors of the Corporation as a group.

VALUE FUND
             Name and Address             Number of Shares       Percent
           of Beneficial Owner              of VALUE FUND        of Class
           -------------------              -------------        --------
Mr. and Mrs. I.D. Bufkin                       125,190             13.7%
  P.O. Box 630
  Brenham, TX  77834-0630

Mr. and Mrs. C.W. Nance                        106,207             11.6%
  214 North Bay EB
  Bullard, TX  75757

Mr. and Mrs. Donald S. Taylor                   72,084              7.9%
  3803 Pleasant Valley Drive
  Missouri City, TX  77459

VALUE FUND
             Name and Address             Number of Shares       Percent
           of Beneficial Owner              of VALUE FUND        of Class
           -------------------              -------------        --------

Mr. and Mrs. Stephen D. Chesebro                64,751              7.1%
  5405 Longmont
  Houston, TX  77056

Mr. and Mrs. William J. Winkelmann              61,951              6.8%
  7147 Brookshire Circle
  Dallas, TX  75230

Dr. and Mrs. William E. Watson                  46,985              5.1%
  #3 Bent Tree Court
  Lufkin, TX  75901

Charles Schwab & Co.*                          879,068             95.9%
  101 Montgomery Street
  San Francisco, CA 94104

Officers and Directors                          23,732              2.6%
  as a group (4 persons)

---------------
* At December 31, 2001, Charles Schwab & Co. owned of record 879,068 shares of the VALUE FUND or 95.9% of the then outstanding shares. All of the shares owned by Charles Schwab & Co. were owned of record only and included the shares held by all of the shareholders listed above.

INCOME FUND
             Name and Address             Number of Shares       Percent
           of Beneficial Owner             of INCOME FUND        of Class
           -------------------             --------------        --------

Dr. and Mrs. William E. Watson                  45,973             10.0%
  #3 Bent Tree Court
  Lufkin, TX  75901

Mr. and Mrs. I.D. Bufkin                        41,087              8.9%
  P.O. Box 630
  Brenham, TX  77834-0630

Mr. and Mrs. Charles M. Rampacek                39,349              8.6%
  3816 Olympia Drive
  Houston, TX  77019

Mr. and Mrs. Edgar J. Milan                     37,944              8.3%
  701 Hermann Drive, #3303
  Houston, TX  77004

INCOME FUND
             Name and Address             Number of Shares       Percent
           of Beneficial Owner             of INCOME FUND        of Class
           -------------------             --------------        --------

Gaynell C. Methvin                              34,857              7.6%
  7222 Fisher Road
  Dallas, TX  75214

Dr. and Mrs. Jerry M. Lewis                     28,536              6.2%
  6705 Meadow Lake Avenue
  Dallas, TX  75214

Jim A. Watson                                   27,620              6.0%
  7235 Lakewood Boulevard
 Dallas, TX  75214

Debrahlee G. Kung                               26,235              5.7%
  411 Kari Court
  Houston, TX  77024

Mr. and Mrs. W. J. Stetter                      25,528              5.6%
  4322 Melissa Lane
  Dallas, TX  75229

Gary B. Wood                                    25,152              5.5%
  3712 Greenbrier
  Dallas, TX  75225

Charles Schwab & Co.*                          418,037             91.0%
  101 Montgomery Street
  San Francisco, CA  94104

Officers and Directors as a                     25,892              5.6%
   group (4 persons)

-----------------------
* At December 31, 2001, Charles Schwab & Co. owned of record 418,037 shares of the INCOME FUND or 91.0% of the then outstanding shares. All of the shares owned by Charles Schwab & Co. were owned of record only and included the shares held by all of the shareholders listed above except the shares held by Debrahlee Kung and 5,956 shares held by Gary B. Wood. The officers and directors owned 25,892 shares, including the 25,152 shares held by Gary B. Wood.

                               INVESTMENT ADVISOR

       The investment advisor to the FUNDS is Concorde Financial Corporation, which does business under the name Concorde Investment Management (the "Advisor"). The Advisor is controlled by Gary B. Wood, Ph.D. Dr. Wood is also president, treasurer and a director of the Corporation. Pursuant to an investment advisory agreement between each

FUND and the Advisor (the "Agreement"), the Advisor furnishes continuous investment advisory and management services to the FUNDS. For its services to the FUNDS, the Advisor receives a monthly fee based on the average daily net assets of each FUND at the annual rate of 0.9% for the VALUE FUND and 0.7% for the INCOME FUND. During the fiscal years ended September 30, 2001, September 30, 2000 and September 30, 1999, the VALUE FUND incurred advisory fees of $136,355, $144,154 and $144,394, respectively. During the fiscal years ended September 30, 2001, September 30, 2000 and September 30, 1999, the INCOME FUND incurred advisory fees of $34,856, $35,937 and $33,381, respectively.


       Under the Agreement, the Advisor, at its own expense and without separate reimbursement from the FUNDS, furnishes office space and all necessary office facilities, equipment, and executive personnel for managing the FUNDS and maintaining its organization; bears all sales and promotional expenses of the FUNDS, other than expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all officers and directors of the FUNDS (except the fees paid to disinterested directors as such term is defined under the Investment Company Act of 1940).

       Each FUND pays all of its expenses not assumed by the Advisor including, but not limited to: the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; the expense of registering its shares with the Securities and Exchange Commission and in the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements; interest charges; brokerage commissions and expenses incurred in connection with portfolio transactions. Each FUND also pays: the fees of directors who are not interested persons of the Corporation; compensation of administrative and clerical personnel; association membership dues; auditing and accounting services; legal fees and expenses; fees and expenses of any custodian or trustees having custody of a FUND's assets; expenses of calculating the net asset value and repurchasing and redeeming shares; charges and expenses of dividend disbursing agents; registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.


       The Advisor has undertaken to reimburse each FUND to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the FUND for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the FUND are qualified for sale. If the states in which the shares of the FUND are qualified for sale impose no such restrictions, the Advisor will not be obligated to reimburse the FUND. As of the date of this Statement of Additional Information the shares of the FUNDS are not qualified for sale in any state which imposes an expense limitation. Each FUND monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the FUND exceeds an applicable expense limitation, the

FUND will create an account receivable from the Advisor for the amount of such excess. In such a situation, the monthly payment of the Advisor's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the FUND's fiscal year if accrued expenses thereafter fall below this limit. The adjustment will be reconciled at the end of the fiscal year and not carried forward. For the fiscal year ending September 30, 2002, the Advisor will voluntarily reimburse the INCOME FUND for expenses in excess of 1.75% of average daily net assets. During the fiscal years ended September 30, 2001, September 30, 2000 and September 30, 1999, the Advisor voluntarily reimbursed the INCOME FUND for expenses in excess of 1.75%, 1.75% and 1.88% of average daily net assets, respectively. During the fiscal years ended September 30, 2001, September 30, 2000 and September 30, 1999, the Advisor reimbursed the INCOME FUND $23,641, $23,699 and $23,935, respectively.


       Each Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Corporation, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Corporation, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of a FUND's shareholders, on sixty days written notice to the Advisor, and by the Advisor on the same notice to the FUND and that it shall be automatically terminated if it is assigned.

       Each Agreement provides that the Advisor will not be liable to the FUND or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Agreement also provides that the Advisor and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                        DETERMINATION OF NET ASSET VALUE

       The net asset value of the FUND normally will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

       The per share net asset value of each FUND is determined by dividing the total value of the FUND's net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time. In calculating net asset value of the FUNDS, portfolio securities that are listed on a national securities exchange or quoted on the Nasdaq Stock Market are valued at the last sale price on the day the valuation is made, or if not traded on the valuation date, the most recent bid price. Other securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Options purchased or written by the FUNDS are valued at the closing current bid price, when available. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                        PERFORMANCE AND YIELD INFORMATION

       The FUNDS may provide performance data from time to time in advertisements, reports to shareholders and other communications with shareholders. FUND performance may be shown by presenting one or more performance measurements, including "average annual total return," "total return," "cumulative total return" and "yield."

       Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a FUND for the stated period, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a FUND during a specified period. Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage of dollar value change over the period in question. Cumulative total return reflects a FUND's performance over a stated period of time.

       A FUND's yield is a measure of the net investment income per share earned by the FUND over a specified one-month period expressed as a percentage of the maximum offering price of the FUND's shares at the end of the period. Yield is an annualized figure, which means that it is assumed that the FUND generated the same level of net investment income over a one-year period. Net investment income is assumed to be compounded semiannually when it is annualized.

       To facilitate the comparability of these statistics from one mutual fund to another, the Securities and Exchange Commission has developed guidelines for the calculation of these statistics. Any total rate of return quotation for a FUND will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the FUND during that period. Any period total rate of return quotation of a FUND will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by $1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of a FUND will be calculated by dividing the redeemable value at the end of the period (i.e. the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

       The foregoing computation may also be expressed by the following formula:

                                       n
                                 P(1+T)  = ERV

                   P    =    a hypothetical initial payment of $1000

                   T    =    average annual total return

                   n    =    number of years

                 ERV    =    ending redeemable value of a hypothetical $1000
                             payment made at the beginning of the stated periods at the end of the stated periods.


       The VALUE FUND's average annual compounded rate of return for the one, five and 10 year periods ended September 30, 2001 were -6.68%, 9.63% and 10.72%, respectively. An initial investment of $1,000 in the VALUE FUND at December 4, 1987 (commencement of operations) would have been worth $3,283.11 as of September 30, 2001.

       The INCOME FUND'S average annual compounded rate of return for the period from January 22, 1996, the day the INCOME FUND commenced operations, through September 30, 2001 was 5.17%. The average annual compounded rate of return for the one and five year periods ended September 30, 2001 were 12.78% and 5.76%, respectively. An initial investment of $1,000 in the INCOME FUND at January 22, 1996 would have been worth $1,332.70 as of September 30, 2001.

       The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the FUNDS in the future. Such performance results for the INCOME FUND also reflect reimbursements made by the Advisor during the period from January 22, 1996 (commencement of operations) through September 30, 2001. An investment in a FUND will fluctuate in value and at redemption its value may be more or less than the initial investment.


       A yield quotation is based upon a 30 day period and is computed by dividing the net investment income per share earned during a 30-day (or one-month) period by the net asset value per share on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The INCOME FUND's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

       This calculation can be expressed as follows:

                 a-b
       YIELD=2[(-----+1)6-1]
                  cd

       Where:   a = dividends and interest earned during the period.

                b = expenses accrued for the period (net of reimbursements).

                c = the average daily number of shares outstanding
                    during the period that were entitled to
                    receive dividends.

                d = maximum offering price per share on the last day of the period.

       Capital gains and losses are not included in the yield calculation.


       The INCOME FUND's yield for the thirty days ended September 30, 2001 was 4.79%. Yield fluctuations may reflect changes in the INCOME FUND's net income, and portfolio changes resulting from net purchases or net redemptions of INCOME FUND shares may affect its yield. Accordingly, the INCOME FUND's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of its future yield. The INCOME FUND's yield is not guaranteed, nor is its principal insured.


       The FUNDS may also compare their performance to other mutual funds with similar investment objectives and to the industry as a whole as reported by Lipper Analytical Services, Inc., Morningstar Principia Pro, Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. and Morningstar Principia Pro are independent ranking services that rank mutual funds based upon total return performance.) The FUNDS may also compare their performance to the Dow Jones Industrial Average, NASDAQ Composite Index, NASDAQ Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index, the Standard & Poor's/Barra Value Index, the Russell 2000 Index, the Wilshire Mid Cap Value Index, the Consumer Price Index and the Lehman Brothers Intermediate Government/Corporate Index.

                                RETIREMENT PLANS

       The FUNDS offer the following retirement plans that may be funded with purchases of shares of the FUNDS and may allow investors to reduce their income taxes:

Individual Retirement Accounts

       Individual shareholders may establish their own Individual Retirement Accounts ("IRA"). Each of the FUNDS currently offers two types of IRAs that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

       Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

       Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.


       For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of the annual limit or 100% of the shareholder's compensation (earned income). The "annual limit" is $2,000 for 2001, $3,000 for 2002 through 2004, $4,000 for 2005 through 2007, and $5,000 beginning in 2008.
After 2008, the "annual limit" will be adjusted to reflect cost of living increases. Shareholders who are age 50 or older may make an additional "catch-up" contribution per year of up to $500 in 2002 through 2005, and $1,000 beginning in 2006. In no event, however, may the total contribution made to a Traditional or Roth IRA exceed 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.


Simplified Employee Pension Plan


       A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, which may not exceed annually for any one participant 15% of compensation (disregarding for this purpose compensation in excess of $170,000 per year). The $200,000 compensation limit applies for 2002 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.


403(b)(7) Custodial Account

       A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of any Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

       Requests for information and forms concerning the retirement plans should be directed to the Corporation. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the FUNDS be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

                            REDEMPTION OF FUND SHARES

       Subject to a FUND's compliance with applicable regulations, each FUND has reserved the right to pay the redemption price of shares redeemed, either totally or partially, by a distribution in kind of securities (instead of cash) from the FUND's portfolio. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares redeemed. If a holder of FUND shares receives a distribution in kind, he would incur brokerage charges when converting the securities to cash. Holders of FUND shares who in any 90 day period redeem no more than the lesser of $250,000 or 1% of the FUND's net assets at the beginning of the 90 day period will be paid the redemption price in cash.

       The right to redeem shares of the FUNDS will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or
(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Funds to dispose of their securities or fairly to determine the value of their net assets.

                        ALLOCATION OF PORTFOLIO BROKERAGE

       Decisions to buy and sell securities for the FUNDS are made by the Advisor subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for a FUND, it is the policy of the Advisor to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to a FUND means the best net price without regard to the mix between purchase or sale price and commission, if any. For example, over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security) or from non-principal market makers who are paid commissions directly. A FUND may allocate portfolio brokerage on the basis of recommendations to purchase shares of the FUND made by brokers if the Advisor reasonably believes the commissions and transaction quality are comparable to that available from other brokers.


       In allocating brokerage business for the FUNDS, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Advisor believes these services have substantial value, they are considered supplemental to the Advisor's own efforts in the performance of its duties under the Agreement. Other clients of the Advisor may indirectly benefit from the availability of these services to the Advisor, and the FUNDS may indirectly benefit from services available to the Advisor as a result of transactions for other clients. The Agreement provides that the Advisor may cause a FUND to pay a broker which provides brokerage and research services to the Advisor a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Advisor's overall responsibilities with respect to the FUND and the other accounts as to which he exercises investment discretion. Brokerage commissions paid by the VALUE FUND during the fiscal years ended September 30, 2001, September 30, 2000 and September 30, 1999 to brokers totaled $48,449 on transactions involving securities having a total market value of $13,645,463, $54,737 on transactions involving securities having a total market value of $19,957,759 and $47,629 on transactions involving securities having a total market value of $14,134,173, respectively. Brokerage commissions paid by the INCOME FUND during the fiscal years ended September 30, 2001, September 30, 2000 and September 30, 1999 to brokers totaled $2,499 on transactions involving securities having a total market value of

$807,217, $3,787 on transactions involving securities having a total market value of $1,106,937 and $3,775 on transactions involving securities having a total market value of $1,137,501, respectively. During the fiscal year ended September 30, 2001, the VALUE FUND paid commissions of $13,193 on transactions having a total market value of $5,481,932 to brokers who provided research services to the Adviser, and the INCOME FUND paid commissions of $358 on transactions having a total market value of $191,104 to brokers who provided research services to the Adviser.


                          CUSTODIAN AND TRANSFER AGENT


       U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the FUNDS. As such, U.S. Bank, N.A. holds all securities and cash of the FUNDS, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. U.S. Bank, N.A. does not exercise any supervisory function over the management of the FUNDS, the purchase and sale of securities or the payment of distributions to stockholders. U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A., acts as the FUNDS' fund accountant, transfer agent and dividend disbursing agent. U.S. Bancorp Fund Services, LLC has entered into a fund accounting services agreement with the FUNDS pursuant to which it acts as fund accountant. As fund accountant U.S. Bancorp Fund Services, LLC maintains and keeps current the books, accounts, journals and other records of original entry relating to the business of each FUND and calculates each FUND's net asset value on a daily basis. In consideration of such services, each of the FUNDS pays monthly a fee based on its average daily net assets, with a minimum annual amount, and reimburses it for its out-of-pocket expenses. During the fiscal years ended September 30, 2001, September 30, 2000 and September 30, 1999, the VALUE FUND paid $23,401, $23,570 and $24,200, respectively, pursuant to the fund accounting services agreement. During the fiscal years ended September 30, 2001, September 30, 2000 and September 30, 1999, the INCOME FUND paid $24,401, $25,182 and $25,302, respectively, pursuant to the fund accounting services agreement.


                                      TAXES

       The FUNDS will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each of the FUNDS has so qualified in each of its fiscal years. If a FUND fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the FUND would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a FUND that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the FUND's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the FUND's net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the FUND.

       Each of the FUNDS intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from each FUND's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income, while distributions from each FUND's net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of a FUND. A portion of the income distributions of the FUNDS may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.


       At September 30, 2001, the INCOME FUND had available for federal income tax purposes a capital loss carryforward of $164,326 of which $37,796 expires in 2007 and $126,530 expires in 2008.


       Any dividend or capital gains distribution paid shortly after a purchase of shares of a FUND will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

       Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

       Each FUND may be required to withhold Federal income tax at a rate of 30% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish such FUND with his social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

       This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to state and local taxes. Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in a FUND.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


       McGladrey & Pullen, LLP, Dallas, Texas, serves as the independent certified public accountants for the FUNDS. On August 1, 2000 the partners of Wallace Sanders & Company merged with McGladrey & Pullen, LLP. Wallace Sanders & Company had acquired the business of Kinder & Wyman, P.C., effective October 1, 1999. Kinder & Wyman, P.C. was the independent certified public accountants for the FUNDS for the fiscal year ended September 30, 1999.

                                CAPITAL STRUCTURE

       The Corporation's Articles of Incorporation permit the Board of Directors to issue 30,000,000 shares of Common Stock, $1.00 par value. The Common Stock is divisible into an unlimited number of "series," each of which is a separate FUND. Each share of a FUND represents an equal proportionate interest in that FUND. Shareholders are entitled: (i) to one vote per full share of Common Stock;
(ii) to such distributions as may be declared by the Corporation's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently, the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The shares are redeemable and are transferable. All shares issued and sold by the FUNDS will be fully paid and non-assessable. Fractional shares of Common Stock entitle the holder to the same rights as whole shares.

       The Board of Directors may classify or reclassify any unissued shares of the FUNDS and may designate or redesignate the name of any outstanding series of shares of the FUNDS. As a general matter, shares are voted in the aggregate and not by series, except where voting by series would be required by Texas law or the Investment Company Act of 1940 (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any series of the FUNDS' shares, together with all income, earnings, profits and proceeds thereof, belong to that series and will be charged with the liabilities in respect of that series and of that series' share of the general liabilities of the FUNDS in the proportion that the total net assets of the series bear to the total net assets of all series of the FUNDS' shares. The net asset value of a share of any series is based on the assets belonging to that series less the liabilities charged to that series and dividends may be paid on shares of any series of Common Stock only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of the FUNDS, the holders of each series will be entitled out of the assets of the FUNDS available for distribution, to the assets belonging to that series.

                              SHAREHOLDER MEETINGS

       The Texas Business Corporation Act permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under said Act.

       The Corporation's Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders duly called and held at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

       Upon the written request of the holders of shares entitled to vote not less than 10% of the FUNDS' outstanding shares, the Secretary of the Corporation shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting of shareholders and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

       If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

       After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                           DESCRIPTION OF BOND RATINGS

       The FUNDS may invest in publicly distributed debt securities assigned one of the highest four ratings of either Standard & Poor's Corporation or Moody's Investors Service, Inc., and the INCOME FUND may invest up to 20% of its assets in debt securities that are rated below investment grade, but not lower than a B rating. A brief description of the ratings symbols and their meanings follows.

       Standard & Poor's Corporation. A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

       The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

       The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

       The ratings are based, in varying degrees, on the following considerations:

       I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

       II. Nature of and provisions of the obligation;

       III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

       AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

       AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

       BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by larger uncertainties or major risk exposures to adverse conditions.

       Moody's Investors Service, Inc.

       Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                           PART C - OTHER INFORMATION

Item 23. Exhibits

             (a)    Registrant's Articles of Incorporation, as amended(3).

             (b)    Registrant's Amended and Restated By-Laws(1).

             (c)    None

          (d)(i)    Investment Advisory Agreement for the VALUE FUND(2).

         (d)(ii)    Investment Advisory Agreement for the INCOME FUND(1).

             (e)    None

             (f)    None

             (g) Custodian Agreement with Firstar Trust Company (predecessor to U.S. Bank, N.A.)(2).

          (h)(i) Shareholder Servicing Agent Agreement with Firstar Trust Company (predecessor to U.S. Bancorp Fund Services, LLC)(2).

         (h)(ii) Fund Accounting Services Agreement with Firstar Trust Company (predecessor to U.S. Bancorp Fund Services, LLC)(2).

             (i)    Opinion of Foley & Lardner, counsel for Registrant.

             (j)    Consent of McGladrey & Pullen, LLP.

             (k)    None.

             (l)    Subscription Agreement(3).

             (m)    None.

             (n)    None.

             (p)    Code of Ethics(4).

---------------
(1) Previously filed as an exhibit to Post-Effective Amendment No. 10 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 10 to the Registration Statement was filed on September 18, 1995 and its accession number is 0000897069-95-000126.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 13 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 13 to the Registration Statement was filed on December 2, 1996 and its accession number is 0000897069-96-000421.
(3) Previously filed as an exhibit to Post-Effective Amendment No. 14 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 14 to the Registration Statement was filed on January 30, 1998 and its accession number is 0000897069-98-000023.
(4) Previously filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 16 to the Registration Statement was filed on November 30, 1999 and its accession number is 0000897069-99-000580.


Item 24. Persons Controlled by or under Common Control with Registrant

       Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any person.

Item 25. Indemnification

       Section 2.02 of the Texas Business Corporation Act and Article VII,
Section 7 of the Registrant's By-Laws provide for the indemnification of Registrant's directors and officers in a variety of circumstances, which may include liabilities under the Securities Act of 1933.

       The By-Laws provide that any director, officer, agent or employee of Registrant and any person similarly serving another enterprise at the request of Registrant is entitled to indemnification against expenses, judgments, fines and amounts paid in settlement reasonably incurred in any threatened, pending or completed proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; provided that Registrant may not indemnify any such person in relation to matters to which such person shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his office. Unless ordered by a court, the determination that indemnification of an individual is proper is to be made by
(i) the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding nor interested persons of Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940; (ii) if such a quorum cannot be obtained, by a majority vote of a committee consisting of not less than two of such directors; (iii) if the required quorum is not obtainable and the committee cannot be established or if a quorum of disinterested directors so direct, by independent legal counsel in a written opinion; or (iv) by the shareholders.

       Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor


       Information with respect to Dr. Wood is incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.


Item 27. Principal Underwriters

       Registrant has no principal underwriters.

Item 28. Location of Accounts and Records


       All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of either Registrant's Treasurer, Gary
B. Wood, Ph.D., at Registrant's corporate offices, 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240, or Registrant's custodian, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, or at Registrant's fund accountant, transfer agent and dividend disbursing agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.


Item 29. Management Services

       All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30. Undertakings

       Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas on the 18th day of January, 2002.


                                       CONCORDE FUNDS, INC.
                                         (Registrant)



                                       By:    /s/ Gary B. Wood
                                              ---------------------------------
                                              Gary B. Wood, Ph.D.
                                              President

       Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

          Name                         Title                         Date

/s/ Gary B. Wood
-------------------------
Gary B. Wood, Ph.D.              Principal Executive,        January 18, 2002
                                 Financial and
                                 Accounting Officer
                                 and Director


/s/ John H. Wilson               Director                    January 21, 2002
-------------------------
John H. Wilson


/s/ John R. Bradford             Director                    January 18, 2002
-------------------------
John R. Bradford, Ph.D.

                                  EXHIBIT INDEX


       Exhibit No.                   Exhibit
       -----------                   -------
           (a)         Registrant's Articles of Incorporation, as amended*
           (b)         Registrant's Amended and Restated By-Laws*
           (c)         None
        (d)(i)         Investment Advisory Agreement for the VALUE FUND*
       (d)(ii)         Investment Advisory Agreement for the INCOME FUND*
           (e)         None
           (f)         None
           (g) Custodian Agreement with First Wisconsin Trust Company (predecessor to U.S. Bank, N.A.)*
        (h)(i)         Shareholder   Servicing   Agent   Agreement  with  First
                       Wisconsin Trust Company (predecessor to U.S. Bancorp Fund Services, LLC)*
       (h)(ii) Fund Accounting Services Agreement with Firstar Trust Company (predecessor to U.S. Bancorp Fund Services,
                       LLC)*
           (i)         Opinion of Foley & Lardner, Counsel for Registrant
           (j)         Consent of McGladrey & Pullen, LLP
           (k)         None
           (l)         Subscription Agreement*
           (m)         None
           (n)         None
           (p)         Code of Ethics*

-----------------------
* Incorporated by reference.


                             Exhibit Index - Page 1